Exhibit 10

            CONSENT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

We consent to the reference to our report, dated August 16, 2005, with respect to the financial statements of Low Duration Master Portfolio for the year ended June 30, 2005, incorporated by reference in this Registration Statement on Form N-1A under the Securities Act of 1933 and under the Investment Company Act of 1940 (File No. 811-10089) of Fund Asset Management Master Trust.

/s/ Ernst & Young LLP

Philadelphia, Pennsylvania
October 17, 2005